EX99-906CERT


                                 CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of VanEck Vectors ETF Trust (AMT-Free Intermediate Municipal Index ETF, AMT-Free Long Municipal Index ETF, AMT-Free Short Municipal Index ETF, BDC Income ETF, CEF Municipal Income ETF, ChinaAMC China Bond ETF, EM Investment Grade + BB Rated USD Sovereign Bond ETF, Emerging Markets Aggregate Bond ETF, Emerging Markets High Yield Bond ETF, Fallen Angel High Yield Bond ETF, Green Bond ETF, High-Yield Municipal Index ETF, International High Yield Bond ETF, Investment Grade Floating Rate ETF, J.P. Morgan EM Local Currency Bond ETF, Mortgage REIT Income ETF, Preferred Securities ex Financials ETF, Pre-Refunded Municipal Index ETF, Short High-Yield Municipal Index ETF, do hereby certify, to such officer's knowledge, that:

      The annual report on Form N-CSR of VanEck Vectors ETF Trust for the period ending April 30, 2018 (the "Form N-CSR") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of VanEck Vectors ETF Trust.

Dated: July 9, 2018                     /s/ Jan F. van Eck
                                        ----------------------------------------
                                        Jan F. van Eck
                                        Chief Executive Officer
                                        VanEck Vectors ETF Trust


Dated: July 9, 2018                     /s/ John J. Crimmins
                                        ----------------------------------------
                                        John J. Crimmins
                                        Treasurer & Chief Financial Officer
                                        VanEck Vectors ETF Trust



     This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.